UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2008

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-50002 (Commission File No.)	52-2175896 (IRS Employer Identification No.)

Room 1101, 11/F Shanghai Industrial Investment Bldg 48-62 Hennessy Road Wanchai, Hong Kong
(Address of principal executive offices)

852–3104-9012

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

Resignation of Directors

On May 12, 2008, David Ho resigned from his position as a director of Digital Network Alliance International, Inc. (the “Company”), a Delaware corporation.  Mr. Ho’s resignation was not due to a disagreement with the Company.

On May 12, 2008, Paul Tong resigned from his position as a director of the Company.  Mr. Tong’s resignation was not due to a disagreement with the Company.

On May 12, 2008, Leslie Terth resigned from his position as a director of the Company.  Mr. Terth’s resignation was not due to a disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL NETWORK ALLIANCE INTERNATIONAL, INC.

By: /s/

Chan Chi Fai

Chan Chi Fai, CEO

Date: June 19, 2008

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